                                                                    EXHIBIT 99.1

                                                                      [CNA LOGO]


FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------
CONTACT:

MEDIA:                                             ANALYSTS:
Charles M. Boesel, 312/822-2592                    Dawn M. Jaffray, 312/822-7757
Katrina W. Parker, 312/822-5167

                             CNA FINANCIAL ANNOUNCES
                            2ND QUARTER 2003 RESULTS

CHICAGO, AUGUST 7, 2003 --- CNA Financial Corporation (NYSE: CNA) today reported net income for the second quarter of 2003 of $70 million, or $0.25 per share, as compared with net income of $31 million, or $0.14 per share, for the same period in 2002. Net income for the six months ended June 30, 2003 was $153 million, or $0.55 per share, compared with net income of $51 million, or $0.23 per share, for the same period in 2002.

Results for the second quarter of 2003 included $308 million after-tax of unfavorable net prior year development in the property and casualty operations, of which approximately 80% relates to accident year 2000 and prior. The significant unfavorable net prior year premium and loss development was recorded primarily for workers compensation, directors and officers coverages, and a recent adverse arbitration decision involving a single large property and business interruption loss that occurred in 1995. The results also included increases in the bad debt reserves for reinsurance and insurance receivables, catastrophe losses for the Texas tornados and Midwest rain storms and decreased net investment income. These adverse items were more than offset by increased net realized investment results and strong current accident year results.

The current accident year continued to improve within the primary property and casualty businesses as evidenced by strong rate increases of 19% during the quarter and solid production of new business. Gross written premiums increased 19% in the second quarter of 2003 compared with the same period in 2002.

The Company has launched a $200 million expense reduction initiative. The primary components of the initiative are a reduction of the current workforce by approximately five percent, lower commissions and other acquisition costs, principally related to workers compensation, and reduced spending in other areas. Strategies to realize such savings are expected to be implemented over the next year.

Realized investment results, net of participating policyholders and minority interests, increased $354 million after-tax in the second quarter of 2003 as compared with the same period in 2002. This increase was due primarily to increased gains on sales of fixed maturity securities and a decrease in investment related impairment charges in the second quarter of 2003. After-tax investment related impairment losses were $20 million for the second quarter of 2003 as compared with $190 million for the same period in 2002.

"While disappointed with prior year development recorded in the second quarter, we continue to focus on our strategic underwriting efforts to obtain profitable growth," said Stephen W. Lilienthal, Chairman and Chief Executive Officer of the CNA insurance companies. "Our underwriting discipline over the past few years is evidenced by the continued improvement in the current gross accident year results.

"Gross accident year loss ratios for Property and Casualty Operations have improved by roughly 7 points compared to 2002. Gross written premiums are up 7% over the first six months of 2002. Underwriting discipline remains strong, rates continue to be robust and our $200 million expense reduction and streamlining will position us for strong results going forward."

----------------------------------------------------------------------------------------------------------------------------------
                                                           NET INCOME
----------------------------------------------------------------------------------------------------------------------------------
                                                    RESULTS FOR THE THREE MONTHS ENDED         RESULTS FOR THE SIX MONTHS ENDED
                                                               JUNE 30                                     JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
($ MILLIONS)                                           2003               2002 (c)               2003               2002 (c)
----------------------------------------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE NET REALIZED INVESTMENT
GAINS (LOSSES)                                          $(179)           $ 136                  $ (47)              $ 246
NET REALIZED INVESTMENT GAINS (LOSSES)                    249             (105)                   200                (103)
                                                   -------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                          70               31                    153                 143
LOSS FROM DISCONTINUED OPERATIONS (a)                       -                -                      -                 (35)
CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
PRINCIPLE (b)                                               -                -                      -                 (57)
==================================================================================================================================
NET INCOME                                              $  70            $  31                  $ 153               $  51
==================================================================================================================================

(a) During the first quarter of 2002, CNA Vida, a Chilean-based life insurance company, was sold and reported as discontinued operations in accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.
(b) Represents the effect of the adoption of SFAS 142, which was a change in accounting for goodwill and indefinite-lived intangible assets in 2002.
(c) The three and six months ended June 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

===============================================================================================================================
                                                              PER SHARE RESULTS AVAILABLE TO COMMON STOCKHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
                                                   RESULTS FOR THE THREE MONTHS ENDED     RESULTS FOR THE SIX MONTHS ENDED
                                                                 JUNE 30                              JUNE 30
-------------------------------------------------------------------------------------------------------------------------------
                                                          2003           2002 (d)           2003                2002 (d)
                                                   ----------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS (a)                  $   0.25        $   0.14           $   0.55            $   0.65
LOSS FROM DISCONTINUED OPERATIONS (b)                      -               -                  -                  (0.16)
CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
PRINCIPLE (c)                                              -               -                  -                  (0.26)
================================================================================================================================
NET INCOME                                             $   0.25        $   0.14           $   0.55            $   0.23
================================================================================================================================

     (a) The three and six months ended June 30, 2003 per share results available to common stockholders are reduced by $15 million and $30 million, or $0.07 per share and $0.13 per share, of accumulated but undeclared preferred stock dividends.
     (b) During the first quarter of 2002, CNA Vida, a Chilean-based life insurance company, was sold and reported as discontinued operations in accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.
     (c) Represents the effect of the adoption of SFAS 142, which was a change in accounting for goodwill and indefinite-lived intangible assets in 2002.
     (d) The three and six months ended June 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

==================================================================================================================================
                                              SEGMENT RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2003
----------------------------------------------------------------------------------------------------------------------------------
                                STANDARD  SPECIALTY     P&C       CNA     P&C      GROUP      LIFE    CORPORATE
($ MILLIONS)                     LINES      LINES       OPS.      RE    SEGMENTS   OPS.       OPS.    & OTHER   TOTAL
----------------------------------------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE NET
  REALIZED INVESTMENT GAINS       $(144)    $ (58)    $(202)    $  13    $(189)    $  26    $  17    $ (33)    $(179)
 NET REALIZED INVESTMENT
   GAINS                            110        55       165        22      187        13       18       31       249
==================================================================================================================================
 NET (LOSS) INCOME                $ (34)    $  (3)    $ (37)    $  35    $  (2)    $  39    $  35    $  (2)    $  70
==================================================================================================================================


==================================================================================================================================
                                                SEGMENT RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2002
----------------------------------------------------------------------------------------------------------------------------------
                                STANDARD  SPECIALTY     P&C       CNA       P&C      GROUP       LIFE   CORPORATE
($ MILLIONS)                     LINES      LINES       OPS.      RE     SEGMENTS    OPS.     OPS. (c) & OTHER     TOTAL
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE NET
  REALIZED INVESTMENT GAINS
  (LOSSES)                        $  40     $  40     $  80     $  24     $ 104     $  25     $  27     $ (20)    $ 136
NET REALIZED INVESTMENT LOSSES      (21)      (17)      (38)       (4)      (42)      (18)      (35)      (10)     (105)
==================================================================================================================================
NET INCOME (LOSS)                 $  19     $  23     $  42     $  20     $  62     $   7     $  (8)    $ (30)    $  31
==================================================================================================================================

==================================================================================================================================
                                                SEGMENT RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 2003
----------------------------------------------------------------------------------------------------------------------------------
                                STANDARD  SPECIALTY    P&C      CNA       P&C     GROUP     LIFE    CORPORATE
($ MILLIONS)                     LINES      LINES     OPS.      RE     SEGMENTS    OPS.     OPS.     & OTHER    TOTAL
----------------------------------------------------------------------------------------------------------------------------------
(LOSS) INCOME BEFORE NET
  REALIZED INVESTMENT GAINS
  (LOSSES)                       $(109)    $ (12)    $(121)    $  38    $ (83)    $  45     $  27     $ (36)    $ (47)
NET REALIZED INVESTMENT GAINS
  (LOSSES)                         118        44       162        31      193       (21)      (15)       43       200
==================================================================================================================================
NET INCOME (LOSS)                $   9     $  32     $  41     $  69    $ 110     $  24     $  12     $   7     $ 153
==================================================================================================================================

==================================================================================================================================
                                                SEGMENT RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 2002
----------------------------------------------------------------------------------------------------------------------------------
                                STANDARD  SPECIALTY   P&C      CNA        P&C     GROUP      LIFE     CORPORATE
($ MILLIONS)                     LINES      LINES     OPS.      RE     SEGMENTS    OPS.     OPS. (c)   & OTHER    TOTAL
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE NET
  REALIZED INVESTMENT GAINS
  (LOSSES)                       $  50     $  74     $ 124     $  64    $ 188     $  43     $  58     $ (43)    $ 246
NET REALIZED INVESTMENT GAINS
  (LOSSES)                         (16)      (21)      (37)        4      (33)      (12)      (27)      (31)     (103)
                                 -------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS                        34        53        87        68      155        31        31       (74)      143
 LOSS FROM DISCONTINUED
   OPERATIONS (a)                    -         -         -         -        -         -       (35)        -       (35)
 CUMULATIVE EFFECT OF A
   CHANGE IN ACCOUNTING
   PRINCIPLE (b)                     -       (48)      (48)        -      (48)        -        (8)       (1)      (57)
==================================================================================================================================
NET INCOME (LOSS)                $  34     $   5     $  39     $  68    $ 107     $  31     $ (12)    $ (75)    $  51
==================================================================================================================================

     (a) During the first quarter of 2002, CNA Vida, a Chilean-based life insurance company, was sold and reported as discontinued operations in accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.
     (b) Represents the effect of the adoption of SFAS 142, which was a change in accounting for goodwill and indefinite-lived intangible assets in 2002.
     (c) The three and six months ended June 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

==================================================================================================================================
                                                              PROPERTY & CASUALTY SEGMENTS GROSS WRITTEN PREMIUMS
----------------------------------------------------------------------------------------------------------------------------------
                                                  THREE MONTHS ENDED JUNE 30                    SIX MONTHS ENDED JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
($ MILLIONS)                                       2003                2002                    2003                  2002
----------------------------------------------------------------------------------------------------------------------------------
STANDARD LINES                                  $   1,422            $  1,194                 $  2,859              $ 2,804
SPECIALTY LINES                                       863                 729                    1,843                1,595
                                                ----------------------------------------------------------------------------------
   TOTAL P&C OPERATIONS                             2,285               1,923                    4,702                4,399
CNA RE                                                148                 171                      378                  399
==================================================================================================================================
TOTAL P&C SEGMENTS                              $   2,433            $  2,094                 $  5,080              $ 4,798
==================================================================================================================================

----------------------------------------------------------------------------------------
                PROPERTY & CASUALTY SEGMENTS NET WRITTEN PREMIUMS
----------------------------------------------------------------------------------------
                             THREE MONTHS ENDED JUNE 30       SIX MONTHS ENDED JUNE 30
----------------------------------------------------------------------------------------
($ MILLIONS)                    2003            2002             2003           2002
----------------------------------------------------------------------------------------
STANDARD LINES               $     890        $   1,056        $   1,994     $   2,139
SPECIALTY LINES                    681              572            1,345         1,112
                             -----------------------------------------------------------
   TOTAL P&C OPERATIONS          1,571            1,628            3,339         3,251
CNA RE                             123              160              328           327
========================================================================================
TOTAL P&C SEGMENTS           $   1,694        $   1,788        $   3,667     $   3,578
========================================================================================


----------------------------------------------------------------------------------------
                  GROUP AND LIFE OPERATIONS NET EARNED PREMIUMS
----------------------------------------------------------------------------------------
                             THREE MONTHS ENDED JUNE 30       SIX MONTHS ENDED JUNE 30
----------------------------------------------------------------------------------------
($ MILLIONS)                   2003             2002             2003          2002
----------------------------------------------------------------------------------------
GROUP OPERATIONS (a)         $     329        $     820        $     644     $   1,725
LIFE OPERATIONS                    263              234              519           474
========================================================================================


     (a) For the three and six months ended June 30, 2002, net earned premiums include $535 million and $1,151 million of net earned premiums related to the National Postal Mail Handlers Union (Mail Handlers Plan) contract which was transferred on July 1, 2002.

----------------------------------------------------------------------------------------
                  PROPERTY & CASUALTY CALENDAR YEAR LOSS RATIOS
----------------------------------------------------------------------------------------
                                THREE MONTHS ENDED JUNE 30      SIX MONTHS ENDED JUNE 30
----------------------------------------------------------------------------------------
                                  2003             2002             2003          2002
----------------------------------------------------------------------------------------
STANDARD LINES                    93.9%            78.1%            82.8%         77.6%
SPECIALTY LINES                   92.7             70.3             81.4          70.8
   TOTAL P&C OPERATIONS           93.4             75.5             82.3          75.3
CNA RE                            71.4             81.6             67.4          63.6
   TOTAL P&C SEGMENTS             91.6             76.0             81.0          74.3
========================================================================================
TOTAL P&C COMPANIES               95.1%            81.5%            84.5%         79.9%
========================================================================================



----------------------------------------------------------------------------------------
                PROPERTY & CASUALTY CALENDAR YEAR COMBINED RATIOS
----------------------------------------------------------------------------------------
                               THREE MONTHS ENDED JUNE 30       SIX MONTHS ENDED JUNE 30
----------------------------------------------------------------------------------------
                                  2003             2002             2003          2002
----------------------------------------------------------------------------------------
STANDARD LINES                   139.6%           109.3%           121.8%        110.0%
SPECIALTY LINES                  124.4            102.8            113.0         103.3
   TOTAL P&C OPERATIONS          132.8            107.1            118.2         107.7
CNA RE                           103.8            108.9             97.9          96.7
   TOTAL P&C SEGMENTS            130.4            107.2            116.5         106.8
========================================================================================
TOTAL P&C COMPANIES              135.2%           108.4%           120.3%        107.9%
========================================================================================

----------------------------------------------------------------------------------------------------
               PROPERTY & CASUALTY GROSS ACCIDENT YEAR LOSS RATIOS
----------------------------------------------------------------------------------------------------
                           ACCIDENT YEAR 2003        ACCIDENT YEAR 2002        ACCIDENT YEAR 2002
                          EVALUATED AT JUNE 30,   EVALUATED AT DECEMBER 31,   EVALUATED AT JUNE 30,
                                  2003                     2002                      2003
----------------------------------------------------------------------------------------------------
STANDARD LINES                    64.2%                    74.6%                     71.5%
SPECIALTY LINES                   64.9                     68.1                      69.4
   TOTAL P&C OPERATIONS           64.5                     72.1                      70.8
CNA RE                            59.9                     64.2                      63.2
====================================================================================================
   TOTAL P&C SEGMENTS             64.2%                    71.5%                     70.2%
====================================================================================================


----------------------------------------------------------------------------------------------------
                PROPERTY & CASUALTY NET ACCIDENT YEAR LOSS RATIOS
----------------------------------------------------------------------------------------------------
                           ACCIDENT YEAR 2003        ACCIDENT YEAR 2002         ACCIDENT YEAR 2002
                          EVALUATED AT JUNE 30,   EVALUATED AT DECEMBER 31,    EVALUATED AT JUNE 30,
                                  2003                     2002                        2003
----------------------------------------------------------------------------------------------------
STANDARD LINES                    68.2%                    75.3%                       74.5%
SPECIALTY LINES                   66.3                     71.7                        72.5
   TOTAL P&C OPERATIONS           67.5                     74.1                        73.8
CNA RE                            63.5                     69.3                        69.0
====================================================================================================
   TOTAL P&C SEGMENTS             67.2%                    73.6%                       73.4%
====================================================================================================


     BUSINESS OPERATING HIGHLIGHTS


     STANDARD LINES includes standard property and casualty coverages sold to small and middle market commercial businesses primarily through an independent agency distribution system, and excess and surplus lines, as well as insurance and risk management products sold to large corporations.

     o Net written premiums decreased $166 million for the second quarter of 2003 as compared with the same period in 2002, due primarily to additional ceded premiums of approximately $200 million for the corporate aggregate and other reinsurance treaties, partially offset by strong rate increases.
     o Standard Lines achieved average rate increases during the second quarter of 2003 of 17%.
     o Results for the second quarter of 2003 included $185 million after-tax of unfavorable net prior year premium and loss development, principally recorded for workers compensation, increased catastrophe losses, decreased net investment income and an increase in the bad debt reserve for insurance receivables. These items were partially offset by improvements in the current net accident year loss ratio.

SPECIALTY LINES provides a broad array of professional, financial and specialty property and casualty products and services in the U.S. and abroad.

o Net written premiums increased $109 million for the second quarter of 2003 as compared with the same period in 2002, primarily in the professional liability lines.
o Specialty Lines achieved average rate increases during the second quarter of 2003 of 24%, primarily across most professional liability lines of business.
o Results for the second quarter of 2003 included $123 million after-tax of unfavorable net prior year reserve development recorded for the previously disclosed adverse arbitration decision involving a single large property and business interruption loss, directors and officers coverages and the commutation of certain CNA Health Pro reinsurance treaties. This unfavorable development was partially offset by continued improvement in the current net accident year loss ratio.

CNA RE operates globally as a reinsurer in the broker market for treaty products and in the direct market for facultative products.

o Net written premiums decreased $37 million for the second quarter of 2003 for CNA Re as compared with the same period in 2002, due primarily to additional ceded premiums related to the corporate aggregate reinsurance treaties and reduced level of premiums from prior underwriting years.
o CNA Re achieved average rate increases during the second quarter of 2003 of approximately 7%.
o Results for the second quarter of 2003 included $8 million after-tax of unfavorable net prior year reserve development, principally for directors and officers coverages; increased catastrophe losses and decreased net investment income. These items were partially offset by an improvement in the current net accident year loss ratio.

GROUP OPERATIONS provides a broad array of group life and group health insurance and investment products and services to employers, affinity groups and other entities that purchase insurance as a group.

o Net earned premiums decreased $491 million for the second quarter of 2003 as compared with the same period in 2002, due principally to the transfer of the Mail Handlers Plan, partially offset by premium growth in the disability, life and long term care products within Group Benefits due to increased new sales and rate increases.
o Group Operations achieved average rate increases during the second quarter of 2003 of approximately 7%.
o Results for the second quarter of 2003 included the positive impact of premium growth within Group Benefits and the absence of unfavorable operating results from variable annuity products, which were sold in 2002. These items were partially offset by the absence of favorable operating results for the Mail Handlers Plan.

LIFE OPERATIONS provides financial protection to individuals through a full product line of term life insurance, universal life insurance, individual long term care insurance, annuities and other products. Life Operations has several distribution relationships and partnerships including managing general agencies, other independent agencies working with CNA life sales offices, a network of brokers and dealers, and other independent insurance consultants.

o Net earned premiums increased $29 million for the second quarter of 2003 as compared with the same period in 2002, due primarily to higher sales of structured settlement annuities and growth in individual long term care and life insurance products. Based on the Company's decision to significantly reduce new sales, a lower rate of premium growth is expected in its individual long term care product for the remainder of 2003.
o Results for the second quarter of 2003 included unfavorable individual long term care morbidity, severance costs and decreased net investment income as compared with the same period in 2002. These items were partially offset by improved results related to life settlement contracts.

CORPORATE AND OTHER segment contains certain corporate expenses such as interest on corporate debt and losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort claims (APMT). In addition, this segment includes the results of certain run-off insurance and non-insurance operations.

o Results for the second quarter of 2003 included an increase in the bad debt reserve for reinsurance receivables related to deterioration in the financial strength ratings of several reinsurers, partially offset by decreased eBusiness expenses. Beginning in 2003, expenses related to eBusiness were included within property and casualty operations.


NET INVESTMENT INCOME

Pretax net investment income decreased $75 million to $427 million for the second quarter of 2003 as compared with the same period in 2002. The change was primarily due to lower investment yields on fixed maturity securities and increased interest costs on funds withheld and other deposits related to certain reinsurance contracts. The interest costs on these reinsurance contracts increased due to additional cessions to the corporate aggregate reinsurance treaties as a result of the unfavorable net prior year reserve development recorded in the second quarter of 2003. These declines were partially offset by improved limited partnership investment results.

THIRD QUARTER RESERVE REVIEWS

Adverse trends in both APMT and non-APMT property and casualty segments continue to impact the property and casualty insurance industry. The Company reviews its property and casualty claim and claim adjustment expense reserves (reserves) on a regular basis, and as part of these reviews, has noted an increase in reported construction defect claims. The Company expects to complete a comprehensive reserve review of construction defect exposures in the third quarter. In addition, other volatile exposures will also be reviewed on a comprehensive basis in the third quarter.

While the Company continues to monitor and evaluate its APMT exposures on a regular basis, the completion of a comprehensive ground up analysis of its APMT exposures, previously scheduled for the second quarter, will be completed in the third quarter of 2003. Significant resources were dedicated to the proposed national asbestos reform legislation and to support the regulatory reviews described below. As such, the Company plans to complete its more formal and comprehensive analysis in the third quarter of 2003.

In addition, in connection with routine state regulatory exams of Continental Casualty Company (CCC) and Continental Insurance Company (CIC), an independent actuarial firm is in the process of reviewing the Company's reserves as of December 31, 2001. The Company intends to have the independent actuarial firm update its review to include an assessment of its December 31, 2002 reserves using more recent data. These independent reviews are expected to be completed by December 31, 2003. The Company will consider the results of these independent actuarial reviews in the reserving process.

While management believes that the Company's reserves as of June 30, 2003 are appropriate based on information known at this time, the Company, as a result of the third quarter reviews by the Company and the independent actuarial firm and other factors deemed relevant by the Company, may in the future determine that its recorded reserves are not sufficient and may increase its reserves by amounts that may be material, which could adversely affect the Company's business, insurer financial strength and debt ratings and equity. Adjustments to prior year reserve estimates, if necessary, are reflected in the results of operations in the period that the need for such adjustments is determined.


ABOUT THE COMPANY

CNA is the country's fourth largest commercial insurance writer, the 11th largest property and casualty company and the 51st largest life insurance organization. CNA's insurance products include standard commercial lines, specialty lines, surety, reinsurance, marine and other property and casualty coverages; life and accident insurance; group long term care, disability and life insurance; and pension products. CNA services include risk management, information services, underwriting, risk control and claims administration. For more information, please visit CNA at www.cna.com. CNA is a registered service mark, trade name and domain name of CNA Financial Corporation.

CONFERENCE CALL AND WEBCAST INFORMATION:

A CONFERENCE CALL FOR INVESTORS AND THE PROFESSIONAL INVESTMENT COMMUNITY WILL BE HELD FROM 8:00 A.M. TO 9:00 A.M. ET TODAY. ON THE CONFERENCE CALL WILL BE STEPHEN W. LILIENTHAL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE CNA INSURANCE COMPANIES, AND OTHER MEMBERS OF SENIOR MANAGEMENT. PARTICIPANTS CAN ACCESS THE CALL BY DIALING 800-289-0730 OR FOR INTERNATIONAL CALLERS 913-981-5509. THE CALL WILL ALSO BE BROADCAST LIVE ON THE INTERNET AT HTTP://INVESTORS.CNA.COM OR YOU MAY GO TO THE INVESTOR RELATIONS PAGES OF THE CNA WEBSITE (WWW.CNA.COM) FOR FURTHER DETAILS.

THE CALL IS AVAILABLE TO THE MEDIA, BUT QUESTIONS WILL BE RESTRICTED TO INVESTORS AND THE PROFESSIONAL INVESTMENT COMMUNITY. A TAPED REPLAY OF THE CALL WILL BE AVAILABLE UNTIL AUGUST 14, 2003 BY DIALING 888-203-1112 AND USING PASSCODE 160543 OR FOR INTERNATIONAL CALLERS 719-457-0820 AND USING PASSCODE 160543. IT WILL ALSO BE ARCHIVED LATER IN THE DAY FOR REPLAY ON OUR WEBSITE. FINANCIAL SUPPLEMENT INFORMATION RELATED TO THE SECOND QUARTER RESULTS IS AVAILABLE ON THE INVESTOR RELATIONS PAGES OF THE CNA WEBSITE OR BY CONTACTING DAWN JAFFRAY AT 312-822-7757.

FORWARD-LOOKING STATEMENT

The statements contained in this press release, which are not historical facts, are forward-looking statements. When included in this press release, the words "believes," "expects," "intends," "anticipates," "estimates," and analogous expressions are intended to identify forward-looking statements. Forward-looking statements include expected developments in the insurance business of CNA (the "Company"), including losses for asbestos, environmental pollution and mass tort claims; the Company's expectations concerning its revenues, earnings, expenses and investment activities; expected cost savings and other results from the Company's expense reduction and restructuring activities; and the Company's proposed actions in response to trends in its business.

Such statements, and the financial condition and results of operations of the Company and the price of the Company's common stock, are subject to a variety of inherent risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others: general economic and business conditions, including inflationary pressures on medical care costs, construction costs and other economic sectors that increase the severity of claims; changes in financial markets such as fluctuations in interest rates, long-term periods of low interest rates, credit conditions and currency, commodity and stock prices; the effects of corporate bankruptcies, such as Enron and WorldCom, on surety bond claims, as well as on capital markets and on the markets for directors & officers and errors & omissions coverages; changes in foreign or domestic political, social and economic conditions; regulatory initiatives and compliance with governmental regulations; judicial decisions and rulings, including interpretation of policy provisions, decisions regarding coverage and theories of liability, trends in litigation and the outcome of any litigation involving the Company; changes in tax laws and regulations; regulatory limitations and restrictions upon the Company and its insurance subsidiaries; the impact of competitive products, policies and pricing and the competitive environment in which the Company operates, including changes in the Company's books of business; product and policy availability and demand and market responses, including the level of ability to obtain rate increases and decline or non-renew underpriced accounts, to achieve premium targets and profitability and to realize growth and retention estimates; development of claims and the impact on loss reserves, including changes in claim settlement practices; the effectiveness of current initiatives by claims management to reduce loss and expense ratio through more efficacious claims handling techniques; the performance of reinsurance companies under reinsurance contracts with the Company; results of financing efforts, including the availability of bank credit facilities; changes in the Company's composition of operating segments; weather and other natural physical events, including the severity and frequency of storms, hail, snowfall and other winter conditions, as well as of natural disasters such as hurricanes and earthquakes; man-made disasters, including the possible occurrence of terrorist attacks and the effect of the absence of applicable terrorism legislation on coverages; the occurrence of epidemics; exposure to liabilities due to claims made by insureds and others relating to asbestos remediation and health-based asbestos impairments, and exposure to liabilities for environmental pollution and other mass tort claims; whether a national privately financed trust to replace litigation of asbestos claims with payments to claimants from the trust will be established or approved through federal legislation, or, if established and approved, whether it will contain funding requirements in excess of the Company's established loss reserves or carried loss reserves; the sufficiency of the Company's loss reserves and the possibility of future increases in reserves; the level of success in integrating acquired businesses and operations, and in consolidating existing ones; the possibility of changes in the Company's ratings by ratings agencies, including the inability to access certain markets or distribution channels and the required collateralization of future payment obligations as a result of such changes, and changes in rating agency policies and practices; the actual closing of contemplated transactions and agreements; and various other matters and risks (many of which are beyond the Company's control) detailed in the Company's Securities and Exchange Commission filings.

These forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statement contained in this press release to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

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